SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 21, 2005
                                                       (November 16, 2005)




                                 CYBERADS, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
                        --------------------------------
                 (State or other jurisdiction of incorporation)


           333-62690                                     65-1000634
  -----------------------------             ------------------------------------
    (Commission File Number)                (IRS Employer Identification Number)



               370 Amapola Ave. # 202, Torrance, California 90501
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                  (561)672-2193
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              (Registrant's telephone number, including area code)


                                       N/A
             ------------------------------------------------------
         (Former name or former address, if changed since last report)

         SECTION 5-        CORPORATE GOVERNANCE AND MANAGEMENT\

                  ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

                  Effective November 16, 2005, the Company filed a Certificate of Designation with the Nevada Secretary of State pursuant to which the authorized capital stock of the Company was amended to (a) designate 100,000,000 shares of common stock as Class "B" common stock without voting rights which shall be reserved for issuance pursuant to Regulation S under the Securities Act of 1933; and (b) to designate the remaining 400,000,000 shares of common stock, and all currently issued and outstanding common stock as Class "A" common stock. Attached to this report is the operative language of Certificate of Designation, as filed, which amended the Company's Articles of Incorporation.

         SECTION 8-        OTHER EVENTS

                  ITEM 8.01  OTHER EVENTS

                  Effective as of November 18, 2005, Florida Atlantic Stock Transfer was terminated as the Company's transfer agent. The new transfer agent is Integrity Stock Transfer. The address and telephone number of Integrity Stock Transfer is 2920 N. Green Valley Pkwy, Building 5, Suite 527, Henderson, NV 89014;
                  (702) 317-7757.


         SECTION 9-        FINANCIAL STATEMENTS AND EXHIBITS

                  ITEM 9.01         EXHIBITS

                  EXHIBIT NO.       DESCRIPTION

                        4.0         Certificate of Designation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       Cyberads, Inc.

         Dated: November 21, 2005                      By: /s/ Jeff Criswell
                                                             President